                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08375

                       SCUDDER INVESTORS PORTFOLIOS TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         P.O. Box 501 Cardinal Avenue, Grand Cayman, Cayman Islands, BWI
         ---------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       8/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Japanese Equity Fund

Annual Report to Shareholders

August 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder Japanese Equity Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax information

<Click Here> Directors and Officers

Japanese Equity Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Japanese Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A	8.17%	-14.29%	10.06%	4.20%
Tokyo Stock Exchange Stock Price Index+	6.41%	-12.80%	-1.96%	-4.13%
MSCI Japan Index++	6.66%	-15.46%	1.43%	-3.57%

Scudder Japanese Equity Fund	1-Year	3-Year	5-Year	Life of Class***
Class B	7.39%	-14.86%	8.97%	8.19%
Tokyo Stock Exchange Stock Price Index+	6.41%	-12.80%	-1.96%	-1.96%
MSCI Japan Index++	6.66%	-15.46%	1.43%	1.43%

Scudder Japanese Equity Fund	1-Year	3-Year	Life of Class****
Class C	7.49%	-14.89%	-13.03%
Tokyo Stock Exchange Stock Price Index+	6.41%	-12.80%	-12.24%
MSCI Japan Index++	6.66%	-15.46%	-14.18%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 8/31/03	$ 8.47	$ 11.63	$ 11.63
8/31/02	$ 7.83	$ 10.83	$ 10.82

Class A Lipper Rankings* - Japanese Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	55	31
3-Year	10	of	48	21
5-Year	2	of	31	7

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(a) (Adjusted for Sales Charge)
[] Scudder Japanese Equity Fund - Class A [] Tokyo Stock Exchange Stock Price Index+ [] MSCI Japan Index++

Yearly periods ended August 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Japanese Equity Fund		1-Year	3-Year	5-Year	Life of Class**	Life of Class***	Life of Class****
Class A(b)	Growth of $10,000	$10,195	$5,934	$15,220	$11,993	-	-
	Average annual total return	1.95%	-15.97%	8.76%	3.15%	-	-
Class B(b)	Growth of $10,000	$10,448	$6,077	$15,268	-	$14,791	-
	Average annual total return	4.48%	-15.30%	8.83%	-	8.06%	-
Class C(b)	Growth of $10,000	$10,641	$6,104	-	-	-	$6,294
	Average annual total return	6.41%	-15.17%	-	-	-	-13.30%
Tokyo Stock Exchange Stock Price Index+	Growth of $10,000	$10,641	$6,630	$9,056	$7,846	$9,056	$6,580
	Average annual total return	6.41%	-12.80%	-1.96%	-4.13%	-1.96%	-12.24%
MSCI Japan Index++	Growth of $10,000	$10,666	$6,042	$10,734	$8,088	$10,734	$6,084
	Average annual total return	6.66%	-15.46%	1.43%	-3.57%	1.43%	-14.18%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Class commenced operations on October 20, 1997. Index returns begin October 31, 1997.
*** The Class commenced operations on August 10, 1998. Index returns begin August 31, 1998.
****The Class commenced operations on May 31, 2000. Index returns begin May 31, 2000.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Beginning with the next semiannual report, the TOPIX will replace the MSCI Japan Index as the Fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the Fund's new subadvisor. On September 4, 2002 the Board of Directors approved replacing the MSCI Japan Index with TOPIX.
++ The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Index returns do not reflect expenses that have been deducted from the Fund's returns. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming Class A shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class S

Class S is not available to new investors.

Average Annual Total Returns*
Scudder Japanese Equity Fund	1-Year	Life of Class**
Class S	8.43%	1.16%
Tokyo Stock Exchange Stock Price Index+	6.41%	3.58%
MSCI Japan Index++	6.66%	5.16%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value 8/31/03	$ 8.47
8/31/02	$ 7.82
Distribution Information: Twelve Months: Income Dividend	$ .01

Class S Lipper Rankings* - Japanese Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	15	of	55	27

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Japanese Equity Fund - Class S [] Tokyo Stock Exchange Stock Price Index+ [] MSCI Japan Index++

Comparative Results*
Scudder Japanese Equity Fund		1-Year	Life of Class**
Class S**	Growth of $10,000	$10,843	$10,131
	Average annual total return	8.43%	1.16%
Tokyo Stock Exchange Stock Price Index+	Growth of $10,000	$10,641	$10,384
	Average annual total return	6.41%	3.58%
MSCI Japan Index++	Growth of $10,000	$10,666	$10,552
	Average annual total return	6.66%	5.16%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class S

* Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.
** On July 15, 2002, the Fund commenced offering Class S shares. Index returns begin July 31, 2002.
+ The Tokyo Stock Exchange Stock Price Index ("TOPIX") is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Beginning with the next semiannual report, the TOPIX will replace the MSCI Japan Index as the Fund's primary benchmark, as the TOPIX is believed to be more reflective of the investment strategy pursued by the Fund's new subadvisor. On September 4, 2002 the Board of Directors approved replacing the MSCI Japan Index with the TOPIX.
++ The MSCI Japan Index is an unmanaged index of equity securities listed on the Tokyo Stock Exchange. Index returns do not reflect expenses that have been deducted from the Fund's returns. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) SCUDDER for the Fund's most up-to-date performance. On the Web, go to myScudder.com.

Portfolio Management Review

Scudder Japanese Equity Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Japanese Equity Portfolio, in which the fund invests substantially all of its assets. Deutsche Asset Management (Japan) Limited ("DeAMJ"), the Portfolio's subadvisor, is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kuniyuki Kashiwazaki

Vice President of Deutsche Asset Management and Portfolio Manager.

• Joined Deutsche Asset Management in 2001.

• Over 12 years combined investment experience in equities and bonds.

• Previously served as a Pan-European equity fund manager and later a US equity fund manager for Aozora Asset Management (formerly known as NCB Investment Management) for the four years prior to joining Deutsche Asset Management.

• MBA, Stanford University, Chartered Financial Analyst.

Sean Lenihan

Director of Deutsche Trust Bank Limited and Consultant to the Portfolio Manager.

• Joined Deutsche Asset Management in 2001.

• Over 10 years of investment experience in Japanese equities.

• Previously served as a Japanese large cap equity analyst and later a Japanese small-medium cap fund manager/analyst for Schroder Investment Management (Japan) Ltd. for the seven years prior to joining Deutsche Asset Management.

Timothy Griffen

Director of Deutsche Trust Bank Limited and Consultant to the Portfolio Manager.

• Joined Deutsche Asset Management in 1997.

• Over 11 years of investment industry experience.

• Previously served as a portfolio manager responsible for investing in Japan and Pacific Basin for Draycott Partners for the six years prior to joining Deutsche Asset Management.

• MBA, University of South Carolina.

In the following interview, Portfolio Manager Kuniyuki Kashiwazaki and Consultants Sean Lenihan and Tim Griffen discuss Scudder Japanese Equity Fund's strategy and the market environment during the 12-month period ended August 31, 2003.

Q: What factors affected the performance of Japan's stock market during the past year?

A: Japan's stock market continued to decline during the first half of the reporting period. However, the sharp rally that ensued during the spring and summer of 2003 more than offset the earlier losses. For the full period, the Japanese market, as measured by the TOPIX, generated a positive return of 6.41%.1

1 The Tokyo Stock Exchange Price Index (TOPIX) is an unmanaged, capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The TOPIX is also the fund's primary benchmark.

We believe the weak market environment early in the period was due largely to the combination of selling pressure from domestic financial institutions, a stronger yen (versus the US dollar) and a fear of a global recession. Also significant was the fear of increased deflationary pressure from "the swift and decisive solution to banks' bad loan problems," proposed by Heizo Takenaka, the newly appointed financial services minister. After a temporary recovery in November 2002, the market declined further in the face of increased geopolitical uncertainty, weak economic numbers and concerns about potential earnings weakness. Adding fuel to the decline was a sharp gain in the supply of stock available for sale as financial institutions unwound cross-shareholdings and corporate pension funds returned pension assets to state-managed schemes. In addition, capital increase measures by the largest banks, such as requirements that lower debt-to-equity ratios, dragged down companies' share prices on fears that the dilution would be caused by the issuance of new shares.

Market sentiment improved in April 2003 following an early end to the US war with Iraq and better-than- expected corporate earnings results. However, continued selling pressure prevented the Japanese equity markets from participating immediately in the global market rally. In May, the news of the planned injection of public money into Resona Bank was widely interpreted as a sign that the government will not allow any major bank to fail. This situation resulted in an easing of credit condition concerns, which most likely prompted the share prices of companies with balance-sheet and/or credit problems to rebound sharply.

The rally gained strength during the summer as continued buying from overseas investors helped improve the supply-and-demand situation. Additionally, a series of macroeconomic statistics showed evidence of continued economic recovery. The Bank of Japan's June survey pointed to a revival in capital expenditures (especially among large manufacturing companies), while the consumer price index pointed to an easing of deflationary pressure. Japan's stock market responded very well to these favorable developments.

Q: Do you think bank reform is on the way, or is the stock market giving too much credit to the Resona nationalization?

A: We believe that in the short term, developments are definitely positive, although longer-term prospects are still subject to uncertainty. With the benefit of hindsight, the Resona nationalization was significant in the sense that it put a floor on bank share prices. Effectively, banks were no longer going to be fully nationalized and shareholders would not be wiped out. This perception has allowed major banks to benefit from improvements in both the financial markets and the real economy.

Recent bank stock rallies have gained momentum as some of the major banks made surprisingly positive announcements. For example, Mitsubishi Tokyo Financial Group, Inc. announced that, as of the end of July, it had succeeded in bringing down the ratio of its nonperforming loans (NPLs) to below 4%. Helped by reduced provisions for NPLs, the bank is now expected to post profits for the current fiscal year ending in March 2004, after posting losses for the past two fiscal years. Mizuho Financial Group, Inc. also raised its earnings forecast for the half year ended September 2003 to more than 200 billion yen from an earlier estimate of 100 billion yen. Investors were further encouraged by two pieces of news: first, the capital adequacy ratio (the ratio of debt to equity) improved for all the major banking groups, and second, a study by the Bank of Japan showed the major banking groups to have become less vulnerable to fluctuations in stock prices as cross-shareholdings have been unwound.

Despite the recent improvements noted above, we believe there are still many steps to be taken over the longer term to bring the banking business back to a fundamentally viable proposition. While we believe NPLs are past their peak, it will probably still take a couple of years to bring them down to a normal level. Bank interest margins remain low relative to the credit risk of their borrowers, and it may take several years at least before interest margins get to what are considered acceptable levels.

In our opinion, further progress on bank reform is going to take time. However, a positive economic backdrop and an end to the deflationary pressures in the economy give banks considerably more scope to pursue a more profitable business model without the constraints of the overwhelming NPL pressures of recent years.

Q: How did the fund perform over the past year?

A: During the 12-month period ended August 31, 2003, the fund's Class A shares rose 8.17% (unadjusted for sales charges), outperforming its current index, the TOPIX, as well as its former index, the MSCI Japan Index, which returned 6.66% for the period.2 (Please see pages 3 through 8 for the performance of other share classes.)

2 The MSCI Japan Index is a broad-based market index of equity securities listed on the Tokyo Stock Exchange. The TOPIX replaced this index as the fund's primary benchmark as the TOPIX is believed to be more reflective of the investment strategy pursued by the fund's investment subadvisor.

We believe the fund had a challenging time in the first half of 2003, due primarily to some anomalies in the Japanese equity market. During the January-March quarter, small-cap stocks strongly outperformed the overall market as domestic financial institutions and corporate pension funds sold positions in widely held large-cap stocks. In the next quarter, we witnessed a momentum- and liquidity-driven rally following the government's rescue of Resona Bank and an increase in the level of risk tolerance among investors worldwide. In addition, shares of companies with weaker balance sheets performed well despite continued weakness in fundamentals and, in some cases, high valuations. We believe this was the result of short-covering and an easing of credit condition concerns.3

3 Short-covering is the buying back of shares by investors who have sold short, which often causes the share prices to rise. A short sale is borrowing a stock that one does not own and selling it, thereby making a bet that the stock will decline.

As the stock market rally continued, and as investors began to focus more on stocks whose merits are backed by earnings outlook and valuations, the sentiment-led buying subsided. This worked to the benefit of the fund, which had especially positive contributions from stock selection in July and August. This, together with positive stock selection from September through December 2002, helped mitigate the negative impact on stock selection of the outperformance by smaller and less fundamentally sound companies during the first half of the 2003 calendar year.

Q: What positions among sectors and individual stocks had the largest impact on performance?

A: For the entire period under review, the fund's outperformance over its benchmark is accounted for by a combination of positive sector allocation and only slightly negative stock selection. In terms of sector allocation, the fund's underweight position in banks earlier in the period, as well as its overweight position in chemicals, helped performance. Conversely, an underweight position in electric power and gas earlier in the period detracted.

As for stock selection, positive contributions came from JSR Corp. and Nitto Denko Corp. (both chemicals) and KDDI Corp. (telecommunications services). JSR Corp. benefited from robust sales of liquid crystal display (LCD) and other electronic materials, as well as from strong shipments of synthetic rubber for automobile tires. Nitto Denko Corp. also benefited from the prospect of growing demand from the LCD market. KDDI Corp. met with increased investor enthusiasm after restructuring its fixed-line business and showing rapidly increased subscriptions for its third-generation mobile phone business.

On the other hand, negative contributions came from Mizuho Financial Group, Inc. and The Sumitomo Trust & Banking Co., Ltd. (both banks). Investor concerns regarding the collapse of the banking sector weighed relentlessly on the companies' share prices early in the reporting period. East Japan Railway Co., one of the larger positions, was negatively affected by the unwinding of cross-shareholdings by financial institutions despite solid earnings growth.

Q: Did you make any changes to your approach to managing the portfolio, particularly during the rally in small-cap and lower quality issues?

A: No. The portfolio remains positioned to take advantage of a potential recovery in the Japanese economy. We continue to focus on:

• globally competitive Japanese companies trading at attractive valuations

• companies geared into growth in Asia, particularly China

• companies with competitive strength within niche markets

• companies committed to major restructuring initiatives

Our belief is that over time, the companies that fit within these categories will outperform the Japanese market as a whole. In order to identify such companies, we have maintained our valuation and risk-control disciplines. Notably, this means we are not being drawn into sentiment-led buying of stocks whose valuations are not supportive and whose business fundamentals are weak. While that type of strategy may work during sharp, liquidity-driven rallies, we believe the use of a disciplined, research-intensive approach is the only way to generate market-beating returns in the long run.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2003

Sector Diversification	8/31/03	8/31/02

Consumer Discretionary	20%	29%
Industrials	19%	7%
Financials	16%	14%
Materials	15%	3%
Information Technology	10%	28%
Telecommunication Services	10%	10%
Utilities	5%	3%
Health Care	3%	3%
Consumer Staples	2%	3%
	100%	100%

Sector diversification is subject to change.

Ten Largest Equity Holdings at August 31, 2003 (43.8% of Portfolio)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	5.6%
2. KDDI Corp. Producer of long distance telephone and cellular services	5.2%
3. Canon, Inc. Producer of visual image and information equipment	5.0%
4. Nissan Motor Co., Ltd. Manufacturer of motor vehicles	4.7%
5. JSR Corp. Manufacturer of synthetic rubber and resins	4.5%
6. Mitsubishi Corp. Operator of a general trading company	4.2%
7. NTT DoCoMo, Inc. Provider of telecommunication services and equipment	4.0%
8. Ricoh Co., Ltd. Manufacturer of copiers and information equipment	3.9%
9. Nitto Denko Corp. Producer of industrial chemicals	3.5%
10. Tokyo Gas Co., Ltd. Producer and supplier of gas	3.2%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 38. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investment in the Japanese Equity Portfolio, at value	$ 59,813,487
Receivable for Fund shares sold	876,683
Due from Advisor	59,085
Other receivable	82
Total assets	60,749,337
Liabilities
Payable for Fund shares redeemed	339,909
Other accrued expenses and payables	89,770
Total liabilities	429,679
Net assets, at value	$ 60,319,658
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(224,108)
Net unrealized appreciation (depreciation) on: Investments	14,610,787
Foreign currency related transactions	(2,830)
Accumulated net realized gain (loss)	(5,335,272)
Paid-in capital	51,271,081
Net assets, at value	$ 60,319,658

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price (a) per share ($9,773,271 / 1,153,392 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 8.47
Maximum offering price per share (100 / 94.25 of $8.47)	$ 8.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,859,250 / 245,843 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 11.63
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($1,325,016 / 113,956 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 11.63
Maximum offering price per share (100 / 99.00 of $11.63)	$ 11.75
Class S Net Asset Value, offering and redemption price (a) per share ($46,362,121 / 5,476,083 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 8.47

(a) Redemption price per share for shares held less than six months for Class S shares and sixty days for Class A shares is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Net investment income allocated from the Japanese Equity Portfolio: Dividends (net of foreign taxes withheld of $32,963)	$ 257,570
Interest	9,255
Expenses	(609,858)
Net investment income (loss) allocated from the Japanese Equity Portfolio	(343,033)
Expenses: Administrator service fee	56,680
Distribution and shareholder servicing fees	30,613
Transfer agent fees	16,377
Accounting fees	23,117
Auditing	26,832
Legal	17,688
Directors' fees and expenses	774
Reports to shareholders	18,497
Registration fees	39,986
Total expenses, before expense reductions	230,564
Expense reductions	(375,183)
Total expenses, after expense reductions	(144,619)
Net investment income (loss)	(198,414)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,018,704)
Foreign currency related transactions	(248,469)
(4,267,173)
Net unrealized appreciation (depreciation) during the period on: Investments	12,258,830
Foreign currency related transactions	31,744
12,290,574
Net gain (loss) on investment transactions	8,023,401
Net increase (decrease) in net assets resulting from operations	$ 7,824,987

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
	2003	2002
Operations: Net investment income (loss)	$ (198,414)	$ (54,419)
Net realized gain (loss) on investment transactions	(4,267,173)	(709,717)
Net unrealized appreciation (depreciation) on investment transactions during the period	12,290,574	527,265
Net increase (decrease) in net assets resulting from operations	7,824,987	(236,871)
Distributions to shareholders from: Net investment income: Class A	-	(79,153)
Class B	-	(178,157)
Class C	-	(18,579)
Class S	(38,991)	-
Fund share transactions: Proceeds from shares sold	61,946,855	3,628,849
Reinvestment of distributions	37,954	96,878
Cost of shares redeemed	(13,066,125)	(4,278,617)
Redemption fees	56,442	2,548
Net increase (decrease) in net assets from Fund share transactions	48,975,126	(550,342)
Increase (decrease) in net assets	56,761,122	(1,063,102)
Net assets at beginning of period	3,558,536	4,621,638
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of ($224,108) and $27,709, respectively)	$ 60,319,658	$ 3,558,536

The accompanying notes are an integral part of the financial statements.

Class A
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.83	$ 9.47	$ 19.85	$ 20.12	$ 9.85
Income (loss) from investment operations:
Net investment income (loss)	(.05)[a]	(.06)[a]	(.12)[a]	(.28)	-[b]
Net realized and unrealized gain (loss) on investment transactions	.69	(.55)	(6.12)	5.82	10.27
Total from investment operations	.64	(.61)	(6.24)	5.54	10.27
Less distributions from: Net investment income	-	(1.03)	-	-	-
Net realized gains on investment transactions	-	-	(4.14)	(5.81)	-
Total distributions	-	(1.03)	(4.14)	(5.81)	-
Redemption fees	-[b]	-[b]	-	-	-
Net asset value, end of period	$ 8.47	$ 7.83	$ 9.47	$ 19.85	$ 20.12
Total Return (%)[c]	8.17	(6.44)	(37.79)	25.57	104.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	9,773	581	1,207	3,262	11,010
Ratio of expenses before expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	2.39	8.06	7.66	4.32	5.88
Ratio of expenses after expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	1.40	1.60	1.60	1.60	1.60
Ratio of net investment income (loss) (%)	(.70)	(.89)	(.88)	(1.23)	(1.29)
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.01.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Class B
Years Ended August 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.83	$ 12.47	$ 24.85	$ 24.58	$ 12.11
Income (loss) from investment operations: Net investment income (loss)	(.16)[a]	(.19)[a]	(.27)[a]	(.63)	(.12)
Net realized and unrealized gain (loss) on investment transactions	.96	(.67)	(7.97)	6.71	12.59
Total from investment operations	.80	(.86)	(8.24)	6.08	12.47
Less distributions from: Net investment income	-	(.78)	-	-	-
Net realized gains on investment transactions	-	-	(4.14)	(5.81)	-
Total distributions	-	(.78)	(4.14)	(5.81)	-
Redemption fees	-*	-*	-	-	-
Net asset value, end of period	$ 11.63	$ 10.83	$ 12.47	$ 24.85	$ 24.58
Total Return (%)[b]	7.39	(6.92)	(38.32)	22.66	102.97
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,859	2,488	3,134	5,621	4,604
Ratio of expenses before expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	3.14	8.91	8.70	5.35	14.99
Ratio of expenses after expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	2.15	2.35	2.35	2.35	2.35
Ratio of net investment income (loss) (%)	(1.45)	(1.64)	(1.62)	(1.90)	(1.74)
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Amount is less than $.01.

Class C
Years Ended August 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.82	$ 12.48	$ 24.85	$ 24.10
Income (loss) from investment operations: Net investment income (loss)	(.16)[b]	(.20)[b]	(.26)[b]	(.04)
Net realized and unrealized gain (loss) on investment transactions	.97	(.68)	(7.97)	.79
Total from investment operations	.81	(.88)	(8.23)	.75
Less distributions from: Net investment income	-	(.78)	-	-
Net realized gains on investment transactions	-	-	(4.14)	-
Total distributions	-	(.78)	(4.14)	-
Redemption fees	-[d]	-[d]	-	-
Net asset value, end of period	$ 11.63	$ 10.82	$ 12.48	$ 24.85
Total Return (%)[c]	7.49	(7.09)	(38.27)	3.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,325	77	281	110
Ratio of expenses before expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	3.14	8.59	8.92	8.74*
Ratio of expenses after expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	2.15	2.35	2.35	2.35*
Ratio of net investment income (loss) (%)	(1.45)	(1.64)	(1.70)	(2.07)*
[a] For the period from May 31, 2000 (commencement of sales of Class C shares) to August 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] Amount is less than $.01.
* Annualized
** Not Annualized

Class S
	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.82	$ 8.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.69	(.54)
Total from investment operations	.66	(.55)
Less distributions from: Net investment income	(.01)	-
Redemption fees	-**	-**
Net asset value, end of period	$ 8.47	$ 7.82
Total Return (%)[c]	8.43	(6.57)*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	46,362	412
Ratio of expenses before expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	2.14	1.35*
Ratio of expenses after expense reductions (including expenses allocated from the Japanese Equity Portfolio) (%)	1.15	.17*
Ratio of net investment income (loss) (%)	(.45)	.44*
[a] For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Not annualized
** Amount is less than $.01.

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund") is a diversified series of the Scudder Investors Funds, Inc. (the "Corporation"), formerly Deutsche Investors Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On September 4, 2002, the Board of Directors approved the re-designation of the investment status of the Fund and Japanese Equity Portfolio from "non-diversified" to "diversified."

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Japanese Equity Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). On August 31, 2003, the Fund owned approximately 100% of the Japanese Equity Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors. Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $1,550,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($898,000) and August 31, 2011 ($652,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through August 31, 2003, the Fund incurred approximately $3,258,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio for the breakdown of the appreciation/depreciation from investments.

At August 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,550,000)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Years Ended August 31,	2003	2002
Distributions from ordinary income*	$ 38,991	$ 275,889

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

For the period September 1, 2002 through September 4, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the Fund as follows: Class A shares 1.60%, Class B shares 2.35%, Class C shares 2.35% and Class S shares 1.15%. Effective September 5, 2002, the Advisor contractually agreed to waive its fees and reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $345,791 of expenses, which includes expenses incurred by the Japanese Equity Portfolio.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 4,106	$ 2,185
Class B	2,969	639
Class C	594	296
Class S	49,011	10,363
	$ 56,680	$ 13,483

Effective December 16, 2002, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. SISC provides the same services that ICCC provided to the Fund and is entitled to receive the same rate of compensation. Prior to December 16, 2002, ICCC served as the Fund's transfer agent. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended August 31, 2003, the transfer agent charges to the Fund by SISC and ICCC aggregated $16,377 of which $2,600 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2003
Class A	$ 6,809	$ 1,861
Class B	14,875	2,492
Class C	2,978	635
	$ 24,662	$ 4,988

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at August 31, 2003	Effective Rate
Class B	$ 4,965	$ 830.25%
Class C	986	212.25%
	$ 5,951	$ 1,042

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2003 aggregated $4,440. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended August 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2003, the CDSC for Class B and C shares aggregated $610 and $77, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Accounting Fees

A third-party service provider is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2003		Year Ended August 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,545,721	$ 11,441,510	94,228	$ 790,690
Class B	245,823	2,492,382	24,403	291,811
Class C	114,778	1,210,475	185,652	2,121,266
Class S	6,413,073	46,802,488	53,911*	425,082*
		$ 61,946,855		$ 3,628,849
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	7,099	$ 55,586
Class B	-	-	2,280	24,785
Class C	-	-	1,517	16,507
Class S	5,338	37,954	-	-
		$ 37,954		$ 96,878
Shares redeemed
Class A	(466,581)	$ (3,173,829)	(154,521)	$ (1,365,450)
Class B	(229,718)	(2,348,990)	(48,169)	(559,082)
Class C	(7,967)	(83,361)	(202,563)	(2,344,192)
Class S	(995,044)	(7,459,945)	(1,195)*	(9,893)*
		$ (13,066,125)		$ (4,278,617)
Redemption fees		$ 56,442		$ 2,548
Net increase (decrease)
Class A	1,079,140	$ 8,312,001	(53,194)	$ (518,684)
Class B	16,105	143,392	(21,486)	(240,602)
Class C	106,811	1,127,114	(15,394)	(206,245)
Class S	5,423,367	39,392,619	52,716*	415,189*
		$ 48,975,126		$ (550,342)

* For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.

Report of Independent Auditors

To the Board of Directors of Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) and the Shareholders of Scudder Japanese Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Japanese Equity Fund (one of the funds constituting Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc., hereafter referred to as the "Fund") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. During the year ended August 31, 2003, the following Fund received income from foreign sources and paid foreign taxes.

	Foreign Income	Per Share	Foreign Tax Withheld	Per Share
Scudder Japanese Equity Fund	$ 32,963	$ .01	$ 32,963	$ .01

Directors and Officers

The following individuals hold the same position with the Fund and Scudder Investors Portfolios Trust.

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Director since 2000	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Director since 1997	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 2000	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Vice President since 2003 and Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of August 31, 2003

	Shares	Value ($)

Common Stocks 100.0%
Consumer Discretionary 19.6%
Auto Components 1.9%
Bridgestone Corp.	81,000	1,128,182
Automobiles 10.3%
Nissan Motor Co., Ltd.	257,600	2,766,545
Toyota Motor Corp.	117,900	3,253,947
		6,020,492
Household Durables 2.0%
Daiwa House Industry Co., Ltd.	38,000	296,066
Sharp Corp.	58,000	869,975
		1,166,041
Leisure Equipment & Products 1.6%
Konami Co., Ltd.	24,200	536,188
Round One Corp.	125	419,988
		956,176
Multiline Retail 1.5%
Isetan Co., Ltd.	14,400	124,906
Marui Co., Ltd.	53,700	598,354
Takashimaya Co., Ltd.	25,000	156,210
		879,470
Specialty Retail 2.3%
USS Co., Ltd.	14,960	864,236
Yamada Denki Co., Ltd.	17,700	479,403
		1,343,639
Consumer Staples 2.0%
Food Products
Ajinomoto Co., Inc.	25,000	246,207
Ariake Japan Co., Ltd.	8,900	239,530
Nissin Food Products Co., Ltd.	33,800	714,125
		1,199,862
Financials 16.0%
Banks 5.5%
Mitsubishi Tokyo Financial Group, Inc.*	318	1,853,433
Mizuho Financial Group, Inc.*	719	893,589
UFJ Holdings, Inc.*	174	465,312
		3,212,334
Diversified Financials 6.9%
AEON Credit Services Co., Ltd.	7,770	276,382
Daiwa Securities Group, Inc.	115,000	742,222
Nikko Cordial Corp.	187,000	899,177
Nomura Holdings, Inc.	104,000	1,513,602
The Sumitomo Trust & Banking Co., Ltd.	129,000	581,589
		4,012,972
Real Estate 3.6%
Goldcrest Co., Ltd.*	7,500	292,492
Mitsubishi Estate Co., Ltd.*	169,000	1,515,162
Sumitomo Realty & Development Co., Ltd.	46,000	298,071
		2,105,725
Health Care 2.7%
Pharmaceuticals
Fujisawa Pharmaceutical Co., Ltd.	50,700	973,412
Takeda Chemical Industries, Ltd.	16,400	593,194
		1,566,606
Industrials 19.4%
Commercial Services & Supplies 2.9%
Dai Nippon Printing Co., Ltd.	65,000	828,448
Nichii Gakkan Co.	11,800	619,988
Nippon Suisan Kaisha, Ltd.	96,000	220,519
		1,668,955
Electrical Equipment 0.8%
Sumitomo Electric Industries Ltd.	58,000	506,077
Machinery 5.9%
Fanuc Ltd.	27,900	1,841,347
Hitachi Construction Machinery Co., Ltd.	31,000	342,762
Mitsubishi Heavy Industries Ltd.	83,000	268,201
SMC Corp.	8,900	990,160
		3,442,470
Marine 1.8%
Kamigumi Co., Ltd.	102,000	586,629
Mitsui O.S.K. Lines, Ltd.	137,000	475,572
		1,062,201
Road & Rail 3.8%
East Japan Railway Co.	386	1,631,079
West Japan Railway Corp.	164	569,298
		2,200,377
Trading Companies & Distributors 4.2%
Mitsubishi Corp.*	292,000	2,467,747
Information Technology 10.4%
Computers & Peripherals 0.5%
Yahoo! Japan Corp.*	15	271,278
Electronic Equipment & Instruments 1.0%
Omron Corp.	14,600	297,206
UMC Japan*	220	297,934
		595,140
Office Electronics 8.9%
Canon, Inc.	61,000	2,933,145
Ricoh Co., Ltd.	124,000	2,285,078
		5,218,223
Materials 15.0%
Chemicals 11.1%
Asahi Chemical Industry Co., Ltd.*	180,000	681,923
Hitachi Chemical Co., Ltd.*	22,300	312,319
JSR Corp.	154,000	2,616,165
Nippon Shokubai Corp., Ltd.	127,000	815,317
Nitto Denko Corp.	46,900	2,070,241
		6,495,965
Metals & Mining 1.8%
JFE Holdings, Inc.	52,000	1,047,399
Paper & Forest Products 2.1%
OJI PAPER Co., Ltd.	218,000	1,210,800
Telecommunication Services 10.3%
Wireless Telecommunication Services
KDDI Corp.	596	3,049,730
NOK Corp.	21,000	611,983
NTT DoCoMo, Inc.*	916	2,355,361
		6,017,074
Utilities 4.6%
Electric Utilities 1.4%
Citizen Electronics Co., Ltd.	12,100	802,726
Gas Utilities 3.2%
Tokyo Gas Co., Ltd.	624,000	1,898,689
Total Investment Portfolio - 100.0% (Cost $46,311,940) (a)		58,496,620

* Non-income producing security.
(a) The cost for federal income tax purposes was $47,063,934. At August 31, 2003, net unrealized appreciation for all securities based on tax cost was $11,432,686. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,898,454 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $465,768.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2003
Assets
Investments in securities, at value (cost $46,311,940)	$ 58,496,620
Cash equivalents	1,528,401
Foreign cash (cost $580,764)	583,751
Receivable for investments sold	335,923
Dividends receivable	5,514
Interest receivable	1,256
Total assets	60,951,465
Liabilities
Payable for investments purchased	973,507
Accrued advisory fee	39,691
Other accrued expenses and payables	124,780
Total liabilities	1,137,978
Net assets, at value	$ 59,813,487

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $32,963)	$ 257,570
Interest	9,255
Total Income	266,825
Expenses:
Advisory fee	320,857
Administrator service fee	56,622
Custodian fees	131,391
Accounting fees	40,000
Auditing	41,530
Legal	6,350
Trustees' fees and expenses	86
Other	13,022
Total expenses	609,858
Net investment income (loss)	(343,033)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(4,018,704)
Foreign currency related transactions	(248,469)
(4,267,173)
Net unrealized appreciation (depreciation) during the period on: Investments	12,293,402
Foreign currency related transactions	(2,828)
12,290,574
Net gain (loss) on investment transactions	8,023,401
Net increase (decrease) in net assets resulting from operations	$ 7,680,368

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2003	2002
Operations: Net investment income (loss)	$ (343,033)	$ (167,803)
Net realized gain (loss) on investment transactions	(4,267,173)	(1,448,192)
Net unrealized appreciation (depreciation) on investment transactions during the period	12,290,574	1,295,848
Net increase (decrease) in net assets resulting from operations	7,680,368	(320,147)
Capital transactions in shares of beneficial interest: Proceeds from capital invested	61,432,804	4,124,021
Value of capital withdrawn	(12,812,644)	(9,096,276)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	48,620,160	(4,972,255)
Increase (decrease) in net assets	56,300,528	(5,292,402)
Net assets at beginning of period	3,512,959	8,805,361
Net assets at end of period	$ 59,813,487	$ 3,512,959

The accompanying notes are an integral part of the financial statements.

Years Ended August 31,	2003	2002	2001	2000	1999
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	4	9	16	21
Ratio of expenses before interest expense (%)	1.61	3.68	3.08	2.16	5.72
Ratio of expenses after interest expense (%)[a]	1.61	3.68	3.09	2.18	5.75
Ratio of net investment income (loss) (%)	(.91)	(2.98)	(2.37)	(1.74)	(5.22)
Portfolio turnover rate (%)	137	188	119	120	133
Total Investment Return (%)[b]	7.96	(4.36)	-	-	-
[a] For the period ended August 31, 2003 the Portfolio incurred no interest expense.
[b] Total investment return for the Portfolio was derived from the performance of Class A shares of Scudder Japanese Equity Fund.

Notes to Financial Statements

A. Significant Accounting Policies

Japanese Equity Portfolio (the "Portfolio") is a diversified series of the Scudder Investors Portfolios Trust ("the Trust"), formerly Deutsche Investors Portfolios Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust. On September 4, 2002, the Board of Trustees approved the re-designation of the investment status of the Portfolio and the Fund from "non-diversified" to "diversified."

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Portfolio are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolio may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Cash Equivalents. Cash and cash equivalents include deposits held at the Portfolio's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

The Portfolio makes a daily allocation of its net investment income and losses and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended August 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $98,365,000 and $50,786,470, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.85% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Effective September 5, 2002, DeAMJ, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Portfolio, and is paid by the Advisor for its services. Prior to September 5, 2002, DWS International Portfolio Management GmbH acted as the subadvisor to the Portfolio.

Administrator Service Fee. Under the Administration Services Appendix to the Master Services Agreement, the Portfolio pays ICCC an annual fee (the "Administrator Service Fee") based on the Portfolio's average daily net assets. This fee is calculated and accrued daily and paid monthly, at the annual rate of 0.15% of the Portfolio's average daily net assets. For the year ended August 31, 2003, the Administrator Service Fee aggregated $56,622, of which $13,467 is unpaid.

Various third-party service providers provide certain services to the Portfolio. Certain expenses of the Portfolio will not be borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

Trustees' Fees and Expenses. The Portfolio pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Accounting Fees

A third-party service provider is responsible for maintaining the portfolio and general accounting records of the Portfolio.

E. Investing in Foreign Securities

The Portfolio invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

Effective April 11, 2003, the Portfolio and several other affiliated Funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Auditors

To the Trustees of Scudder Investors Portfolios Trust (formerly Deutsche Investors Portfolios Trust) and the Beneficial Interest Holders of Japanese Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japanese Equity Portfolio (one of the Portfolios constituting Scudder Investors Portfolios Trust, formerly Deutsche Investors Portfolios Trust, hereafter referred to as the "Trust") at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2003	PricewaterhouseCoopers LLP

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	81116R-408	81116R-507	81116R-606
Fund Number	460	660	760

Scudder Class S Shareholders
Automated Information Lines	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	369

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  August 31, 2003, the Japanese Equity Portfolio has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its President and Treasurer and its Chief Financial  Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Japanese Equity Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Japanese Equity Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               October 22, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer